                                                                  EXHIBIT 99.906

     Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
    ------------------------------------------------------------------------

     In connection with the shareholder report of American Century Growth Funds,
Inc. (the "Registrant") on Form N-CSR for the period ending July 31, 2007 (the
"Report"), we, the undersigned, certify, pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002, that:

          (1)  The Report fully complies with the requirements of Section 15(d)
               of the Securities Exchange Act of 1934; and

          (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of
               operations of the Registrant.

Dated:  November 9, 2007

                                       /s/ Jonathan S. Thomas
                                       ------------------------------------
                                       Jonathan S. Thomas
                                       President
                                       (chief executive officer)

                                       /s/ Robert J. Leach
                                       ------------------------------------
                                       Robert J. Leach
                                       Vice President, Treasurer, and
                                       Chief Financial Officer
                                       (chief financial officer)